United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-4018

(Investment Company Act File Number)

Federated High Yield Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 2/28/2010

Date of Reporting Period:  2/28/2010

Item 1.                      Reports to Stockholders

Federated High Yield Trust

ANNUAL SHAREHOLDER REPORT

February 28, 2010

Institutional Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$3.85	$5.56	$6.16	$5.97	$6.23
Income From Investment Operations:
Net investment income	0.41	0.44	0.44	0.44[1,2]	0.44
Net realized and unrealized gain (loss) on investments, options, foreign currency transactions and swap contracts	1.60	(1.70)	(0.60)	0.21[2]	(0.25)
TOTAL FROM INVESTMENT OPERATIONS	2.01	(1.26)	(0.16)	0.65	0.19
Less Distributions:
Distributions from net investment income	(0.39)	(0.45)	(0.44)	(0.46)	(0.46)
Redemption Fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Net Asset Value, End of Period	$5.47	$3.85	$5.56	$6.16	$5.97
Total Return[4]	53.93%	(23.80)%	(2.83)%	11.43%	3.48%
Ratios to Average Net Assets:
Net expenses	0.99%	0.99%	0.99%	0.96%	0.97%
Net investment income	8.30%	8.92%	7.55%	7.36%[2]	7.45%
Expense waiver/reimbursement[5]	0.28%	0.32%	0.24%	0.25%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$196,921	$126,855	$207,270	$275,294	$289,577
Portfolio turnover	37%	20%	30%	42%	28%
1	Per share number has been calculated using the average shares method.
2	Due to a misclassification of amounts previously reported, the Fund reclassified discount accretion/premium amortization on long-term debt securities for the year ended February 28, 2007, to allow proper comparison from year to year. Net assets were not affected by this reclassification.
3	Represents less than $0.01.
4	Based on net asset value.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2009 to February 28, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 9/1/2009	Ending Account Value 2/28/2010	Expenses Paid During Period[1]
Actual	$1,000	$1,133.40	$5.24
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.89	$4.96
1	Expenses are equal to the Fund's annualized net expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month reporting period was 53.93%. The total return of the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI), formerly, the Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index,1 a broad-based securities market index, was 55.20% during the same reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the BCHY2%ICI.

MARKET OVERVIEW

The high-yield market staged a spectacular rally during the 12 months ending February 28, 2010. This rally started from very depressed levels at the beginning of the period brought about by the global financial downturn in 2008 which led to the worst recession in the post-war period. Despite rising default rates and very weak economic growth in the first half of calendar 2009, the high-yield market bottomed in mid-December 2008 and moved aggressively higher through the reporting period, discounting early 2009 economic weakness and looking forward to rebounding economic growth in the second half of 2009. Unprecedented global fiscal and monetary policy stimulus coupled with worldwide government intervention to stabilize financial institutions was the primary driver of economic recovery and high-yield performance. For the overall period, the BCHY2%ICI returned 55.20% compared to 9.32% for the Barclays Capital U.S. Aggregate Bond Index,2 a measure of high quality bond performance. Indicative of this substantial outperformance by the BCHY2%ICI was the decline in yield spreads between

1	The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included. The index is unmanaged, and unlike the fund, is not affected by cash flows.
2	The Barclay's Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay's Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.
Annual Shareholder Report

high-yield bonds and U.S. Treasuries. For example, the spread between the Credit Suisse High Yield Bond Index3 and comparable Treasuries declined from 15.38% on February 28, 2009 to 6.57% on February 28, 2010.

Within the high-yield market, major industry sectors that substantially outperformed the BCHY2%ICI included Financial Institutions, Services, Technology, Retail, Gaming, Building Materials and Automotive. Despite substantial absolute returns, Electric Utility, Food and Beverage, Packaging, Supermarket, Media - Cable, Healthcare and Wireline Communication sectors underperformed the BCHY2%ICI. From a ratings quality perspective, the riskiest sectors led the way, with the Ca or less sector of the BCHY2%ICI returning 173.23% and the CCC-rated sector returning 98.14%, both substantially outdistancing the BB-rated sector, which returned 38.25%, and the B-rated sector, which returned 41.41%.

FUND PERFORMANCE

The fund underperformed the BCHY2%ICI for the reporting period although it did rank in the top 21% of its peer group, the Lipper High Current Yield Fund Category.4 Two main factors led to the fund's underperformance versus the BCHY2%ICI. First, the fund was underweight, relative to the BCHY2%ICI, to the Financial Institutions sector, which returned 122.05% during the period. This sector has historically been a relatively small sector of the high-yield market. Given the distress in the financial industry in 2008 and 2009, the sector expanded rapidly in size during the period, as distressed issuers were downgraded into the high-yield category (entering the benchmark at relatively low dollar prices). Many of these Financial Institutions subsequently benefitted from government intervention which caused their bond prices to rise substantially.5 Second, the fund was underweight in the Ca or less quality sector which returned a stunning 173.23% during the period. In addition, while the fund was overweight the strong performing CCC-rated sector, it generally had more exposure to lower-yielding, CCC-rated securities versus the higher-yielding, more speculative sector of the CCC-rated universe which exhibited the strongest performance.6 This was especially true in the Chemical, Gaming and Retail sectors. The fund was also negatively impacted by an overweight position, relative to the BCHY2%ICI,

3	Credit Suisse High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the fund, is not affected by cash flows.
4	Past performance is no guarantee of future results. Lipper rankings are based on total return and do not take sales charges into account. For the 1-, 5- and 10-year periods ending 2/28/2010, the Fund ranked 92 of 458 funds, 60 of 341 funds and 129 of 217 funds, respectively.
5	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
6	High yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
Annual Shareholder Report

to the underperforming Industrial - Other and Natural Gas Utility sectors. Specific fund holdings that substantially underperformed the BCHY2%ICI included: magazine publisher, Reader's Digest; Edison Mission Energy, a generator and distributor of electric power; WDAC Subsidiary Corp., publisher of print and online directories; Eurofresh Inc., a greenhouse tomato producer; and True Temper Sports, the leading manufacturer of golf club shafts.

During the reporting period, the fund benefited, relative to the BCHY2%ICI from strong security selection in the Healthcare, Food and Beverage, Media - Non-Cable, Media - Cable and Technology sectors. The fund also benefited from underweight positions in the weak-performing Electric Utility, Wireline Telecommunications, Supermarkets and Energy sectors, and an overweight position in the strong-performing Technology sector. The fund was also positively impacted by strong security selection in the common stock section of the portfolio. Specific fund holdings that substantially outperformed the BCHY2%ICI included: Univision Television Group, a Spanish language television network; Hexion U.S. Finance Corp., a producer of plastic and synthetic resins; Tenneco Inc., a designer and manufacturer of automotive emission and ride control systems; Freescale Semiconductor, supplier of microprocessors used in automotive, consumer, networking and wireless applications; and Sequa Corp., a diversified industrial company.

Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Yield Trust (Institutional Service Shares) (the “Fund”) from February 29, 2000 to February 28, 2010, compared to the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI)2 and the Lipper High Current Yield Fund Average (LHCYFA).2

Average Annual Total Returns for the Period Ended 2/28/2010
1 Year	53.93%
5 Years	5.62%
10 Years	5.07%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The BCHY2%ICI is not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At February 28, 2010, the Fund's index classification1 was as follows:

Index Classification	Percentage of Total Net Assets[2]
Media Non-Cable	8.9%
Health Care	7.9%
Gaming	7.4%
Technology	7.2%
Consumer Products	5.2%
Food & Beverage	5.1%
Industrial	5.0%
Energy	4.6%
Retailers	4.3%
Financial Institutions	4.0%
Wireless Communications	3.9%
Chemicals	3.5%
Other[3]	31.4%
Cash Equivalents[4]	0.7%
Other Assets and Liabilities — Net[5]	0.9%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI). Individual portfolio securities that are not included in the BCHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

February 28, 2010

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		Corporate Bonds – 83.6%
		Aerospace/Defense – 1.6%
$475,000	[1,2]	Altegrity, Inc., Company Guarantee, 11.75%, 5/1/2016	428,094
450,000	[1,2]	Altegrity, Inc., Company Guarantee, 10.50%, 11/1/2015	421,312
325,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, 9.75%, 4/1/2017	212,875
375,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	379,219
575,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, Series B, 6.375%, 10/15/2015	587,219
175,000	[1,2]	Sequa Corp., Sr. Note, 11.75%, 12/1/2015	172,375
396,618	[1,2]	Sequa Corp., Sr. PIK Deb., 13.50%, 12/1/2015	389,677
475,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	476,187
		TOTAL	3,066,958
		Automotive – 3.3%
175,000	[1,2]	Affinia Group, Inc., Sr. Secd. Note, 10.75%, 8/15/2016	190,750
75,000	[1,2]	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/2017	78,000
50,000		ArvinMeritor, Inc., Company Guarantee, 10.625%, 3/15/2018	50,875
925,000		Ford Motor Credit Co., Floating Rate Note — Sr. Note, 3.001%, 1/13/2012	868,344
300,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	304,159
250,000		Ford Motor Credit Co., Note, 7.50%, 8/1/2012	251,130
200,000		Ford Motor Credit Co., Sr. Note, 8.00%, 6/1/2014	201,245
525,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	550,784
1,100,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	1,104,267
200,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.125%, 1/15/2020	199,639
1,750,000	[3,4]	General Motors Corp., Deb., 7.40%, 9/1/2025	516,250
200,000		Navistar International Corp., Sr. Note, 8.25%, 11/1/2021	204,000
50,000	[1,2]	OshKosh Truck Corp., Company Guarantee, Series 144A, 8.25%, 3/1/2017	51,500
75,000	[1,2]	OshKosh Truck Corp., Company Guarantee, Series 144A, 8.50%, 3/1/2020	77,250
200,000	[1,2]	TRW Automotive, Inc., Sr. Note, Series 144A, 8.875%, 12/1/2017	202,500
725,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	715,937
950,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	947,625
		TOTAL	6,514,255
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		Building Materials – 1.3%
$50,000	[1,2]	Associated Materials, Inc., Sr. Secd. Note, 9.875%, 11/15/2016	53,250
450,000		Goodman Global Holdings, Inc., Company Guarantee, 13.50%, 2/15/2016	497,250
925,000	[1,2]	Goodman Global Holdings, Inc., Sr. Disc. Note, 12.481%, 12/15/2014	541,125
227,000		Norcraft Holdings LP, Sr. Disc. Note, 9.75%, 9/1/2012	214,515
500,000	[1,2]	Norcraft Holdings LP, Sr. Secd. Note, Series 144A, 10.50%, 12/15/2015	520,000
275,555		Nortek Holdings, Inc., Sr. Secd. Note, 11.00%, 12/1/2013	290,711
375,000		Ply Gem Industries, Inc., Sr. Secd. Note, 11.75%, 6/15/2013	382,500
		TOTAL	2,499,351
		Chemicals – 3.0%
150,000	[1,2]	Ashland, Inc., Sr. Unsecd. Note, 9.125%, 6/1/2017	164,625
975,000	[1,3,4]	Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	1,126,125
250,000	[1,2]	Compass Minerals International, Inc., Sr. Note, Series 144A, 8.00%, 6/1/2019	260,625
450,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	427,500
450,000	[1,2]	Hexion U.S. Finance Corp., Sr. Secd. Note, Series 144A, 8.875%, 2/1/2018	423,000
225,000	[1,2]	Huntsman International LLC, Company Guarantee, Series 144A, 5.50%, 6/30/2016	199,125
325,000	[1,2]	Koppers Holdings, Inc., Company Guarantee, Series 144A, 7.875%, 12/1/2019	332,313
325,000	[1,2]	Nalco Co., Sr. Note, 8.25%, 5/15/2017	348,562
1,325,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	1,364,750
275,000		Solutia, Inc., Company Guarantee, 8.75%, 11/1/2017	288,750
325,000	[1,2]	Terra Capital, Inc., Sr. Note, Series 144A, 7.75%, 11/1/2019	364,000
425,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	406,322
300,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	294,775
		TOTAL	6,000,472
		Construction Machinery – 0.4%
675,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	656,438
200,000	[1,2]	Rental Service Corp., Sr. Secd. Note, 10.00%, 7/15/2017	215,000
		TOTAL	871,438
		Consumer Products – 5.0%
1,075,000	[1,2]	AAC Group Holding Corp., Sr. Disc. Note, 10.25%, 10/1/2012	1,053,500
403,021		AAC Group Holding Corp., Sr. PIK Deb., 16.75%, 10/1/2012	350,628
350,000	[1,2]	American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	346,500
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$550,000		Central Garden & Pet Co., Company Guarantee, 9.125%, 2/1/2013	562,375
875,000		Central Garden & Pet Co., Sr. Sub., 8.25%, 3/1/2018	884,844
275,000	[1,2]	Easton Bell Sports Inc., Sr. Secd. Note, Series 144A, 9.75%, 12/1/2016	286,688
900,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	909,000
175,000		Jarden Corp., Sr. Unsecd. Note, 8.00%, 5/1/2016	183,750
975,000		Jostens Holding Corp., Discount Bond, 10.25%, 12/1/2013	1,006,687
1,025,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	1,035,250
225,000	[1,2]	Libbey, Inc., Sr. Secd. Note, Series 144A, 10.00%, 2/15/2015	234,000
350,000	[1,2]	Sealy Mattress Co., Sr. Secd. Note, Series 144A, 10.875%, 4/15/2016	384,125
900,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	886,500
583,000		Spectrum Brands, Inc., Bond, PIK 12.00%, 8/28/2019	594,660
1,075,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	1,096,500
		TOTAL	9,815,007
		Energy – 4.4%
550,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	470,250
825,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	789,937
300,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	296,625
375,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	382,500
425,000		Chesapeake Energy Corp., Sr. Note, 9.50%, 2/15/2015	464,313
125,000		Cie Generale de Geophysique, Company Guarantee, Series 144A, 9.50%, 5/15/2016	132,188
525,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	517,125
525,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	513,187
300,000		Denbury Resources, Inc., Sr. Sub., 8.25%, 2/15/2020	312,000
150,000		Forest Oil Corp., Company Guarantee, 8.50%, 2/15/2014	155,625
525,000		Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	517,125
850,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	830,875
350,000	[1,2]	Linne Energy LLC, Note, Series 144A, 11.75%, 5/15/2017	397,250
725,000	[1,2]	McJunkin Red Man Corp., Sr. Secd. Note, Series 144A, 9.50%, 12/15/2016	730,437
475,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	377,625
400,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	393,000
650,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	658,937
200,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	205,500
225,000	[1,2]	Sandridge Energy, Inc., Company Guarantee, 8.00%, 6/1/2018	216,563
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$275,000	[1,2]	Sandridge Energy, Inc., Sr. Unsecd. Note, 9.875%, 5/15/2016	285,313
		TOTAL	8,646,375
		Entertainment – 0.8%
625,000		Cinemark USA, Inc., Company Guarantee, Series 144A, 8.625%, 6/15/2019	653,125
650,000	[1,3,4,5]	Hard Rock Park Operations LLC, Sr. Secd. Note, 1.00%, 4/1/2012	0
125,000		Regal Cinemas, Inc., Company Guarantee, Series 144A, 8.625%, 7/15/2019	131,094
400,000	[1,2]	Universal City Development Partners Ltd., Sr. Note, Series 144A, 8.875%, 11/15/2015	405,000
350,000	[1,2]	Universal City Development Partners Ltd., Sr. Sub. Note, Series 144A, 10.875%, 11/15/2016	364,000
		TOTAL	1,553,219
		Environmental – 0.1%
250,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	299,844
		Financial Institutions – 3.7%
450,000		CIT Group, Inc., Sr. Secd. Note, 10.25%, 5/1/2017	462,375
575,000		CIT Group, Inc., Sr. Secd. Note, 7.00%, 5/1/2017	510,312
617,000		GMAC, Inc., Company Guarantee, 7.00%, 2/1/2012	620,085
2,150,000		GMAC, Inc., Company Guarantee, 6.875%, 9/15/2011	2,160,750
721,000		GMAC, Inc., Company Guarantee, 8.00%, 11/1/2031	672,332
725,000	[1,2]	Icahn Enterprises LP, Sr. Note, 8.00%, 1/15/2018	685,125
475,000		Lender Processing Services, Sr. Note, 8.125%, 7/1/2016	509,438
1,325,000		Nuveen Investments, Company Guarantee, 10.50%, 11/15/2015	1,205,750
525,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	460,688
		TOTAL	7,286,855
		Food & Beverage – 4.2%
900,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	913,500
525,000		Aramark Services, Inc., Floating Rate Note — Sr. Note, 3.749%, 2/1/2015	472,500
400,000		B&G Foods, Inc., Sr. Note, 7.625%, 1/15/2018	405,000
625,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	596,875
775,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	794,375
450,000	[1,2]	Michael Foods, Inc., Sr. Unsecd. Note, Series 144A, 9.75%, 10/1/2013	466,875
675,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, Series WI, 9.25%, 4/1/2015	688,500
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$500,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, Series WI, 10.625%, 4/1/2017	520,000
125,000	[1,2]	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Unsecd. Note, 9.25%, 4/1/2015	127,500
1,050,000		Reddy Ice Group, Inc., Sr. Disc. Note, 10.50%, 11/1/2012	1,055,250
450,000	[1,2]	Reddy Ice Group, Inc., Sr. Secd. Note, Series 144A, 11.25%, 3/15/2015	456,750
350,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	343,000
575,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	529,000
250,000	[1,2]	Smithfield Foods, Inc., Sr. Unsecd. Note, 10.00%, 7/15/2014	271,875
100,000		TreeHouse Foods, Inc., Sr. Unsecd. Note, 7.75%, 3/1/2018	102,875
375,000		Tyson Foods, Inc., Sr. Unsecd. Note, 10.50%, 3/1/2014	437,812
		TOTAL	8,181,687
		Gaming – 6.1%
600,000		American Casino & Entertainment, Sr. Secd. Note, Series 144A, 11.00%, 6/15/2014	513,000
650,000	[1,2]	Ameristar Casinos, Inc., Sr. Unsecd. Note, 9.25%, 6/1/2014	667,875
725,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	721,375
600,000	[1,2]	Great Canadian Gaming Corp., Company Guarantee, 7.25%, 2/15/2015	594,000
700,000		Harrah's Operating Co., Inc., Sr. Secd. Note, 11.25%, 6/1/2017	729,750
925,000	[1,3,4]	Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	4,644
950,000	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sr. Secd. Note, 11.00%, 11/1/2012	622,250
202,268	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sub. PIK Note, 15.50%, 11/1/2013	73,828
900,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	834,750
75,000	[1,2]	MGM Mirage, Inc., 10.375%, 5/15/2014	79,875
775,000		MGM Mirage, Inc., Sr. Note, 5.875%, 2/27/2014	656,812
2,350,000		MGM Mirage, Inc., Sr. Note, 7.50%, 6/1/2016	1,874,125
150,000	[1,2]	MGM Mirage, Inc., Sr. Secd. Note, 11.125%, 11/15/2017	162,750
375,000	[1,2]	Peninsula Gaming, LLC, Sr. Secd. Note, Series 144A, 8.375%, 8/15/2015	360,000
400,000	[1,2]	Peninsula Gaming, LLC, Sr. Unsecd. Note, Series 144A, 10.75%, 8/15/2017	392,000
525,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	504,000
175,000	[1,2]	Penn National Gaming, Inc., Sr. Unsecd. Note, Series 144A, 8.75%, 8/15/2019	174,125
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$500,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	477,500
700,000	[1,2]	Seminole Tribe of Florida, Bond, Series 144A, 7.804%, 10/1/2020	656,285
525,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	420,000
450,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	401,625
800,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	778,000
300,000	[1,2]	Yonkers Racing Corp., 11.375%, 7/15/2016	318,000
		TOTAL	12,016,569
		Health Care – 7.9%
525,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	552,562
525,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	526,312
500,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	497,500
1,650,000		Biomet, Inc., Sr. Sub. Note, Series WI, 11.375%, 10/15/2017	1,831,500
875,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	791,875
775,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	675,182
1,472,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	1,578,720
900,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	957,375
375,000	[1,2]	HCA, Inc., Sr. Secd. Note, 9.875%, 2/15/2017	406,875
325,000		Inverness Medical Innovations, Inc., Sr. Note, 7.875%, 2/1/2016	316,875
500,000		Inverness Medical Innovations, Inc., Sr. Sub. Note, 9.00%, 5/15/2016	503,750
975,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	975,000
75,000		Omnicare, Inc., Sr. Sub. Note, 6.125%, 6/1/2013	74,063
675,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	651,375
125,000	[1,2]	Talecris Biotherapeutics Holdings Corp., Sr. Unsecd. Note, 7.75%, 11/15/2016	126,250
825,000		United Surgical Partners International, Inc., Company Guarantee, 9.25%, 5/1/2017	853,875
475,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	463,125
1,346,718		VWR Funding, Inc., Company Guarantee, Series WI, PIK 11.25%, 7/15/2015	1,434,255
425,000	[1,2]	Vanguard Health Holdings II, Company Guarantee, Series 144A, 8.00%, 2/1/2018	419,687
325,000		Ventas Realty LP, 6.50%, 6/1/2016	325,813
275,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	276,375
200,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	207,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$1,095,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	1,073,100
		TOTAL	15,518,444
		Industrial@0018Other – 4.2%
700,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	701,750
425,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	403,750
250,000	[1,2]	Aquilex Holdings, Sr. Note, Series 144A, 11.125%, 12/15/2016	262,500
975,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	507,000
350,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	360,500
400,000	[1,2]	Belden CDT, Inc., Company Guarantee, 9.25%, 6/15/2019	426,000
400,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	387,000
200,000	[1,2]	ESCO Corp., Floating Rate Note — Sr. Note, 4.129%, 12/15/2013	178,000
425,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	420,750
159,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	168,938
150,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	147,000
200,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	199,500
450,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	454,500
200,000	[1,2]	JohnsonDiversay, Inc., Sr. Unsecd. Note, Series 144A, 8.25%, 11/15/2019	207,000
450,000	[1,2]	JohnsonDiversay, Inc., Sub. PIK Deb., Series 144A, 10.50%, 5/15/2020	470,250
1,000,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	955,000
325,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	290,875
550,000	[1,2]	Reliance Intermediate Holdings LP, 9.50%, 12/15/2019	578,187
575,000		SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	590,812
650,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	650,000
		TOTAL	8,359,312
		Lodging – 0.4%
400,000		Host Marriott LP, Company Guarantee, 6.375%, 3/15/2015	395,000
425,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	420,750
		TOTAL	815,750
		Media@0018Cable – 1.5%
525,000		Charter Communications Holdings II, 8.75%, 11/15/2013	535,500
448,387		Charter Communications Holdings II, Sr. Note, 13.50%, 11/30/2016	531,899
800,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	842,000
150,000	[1,2]	Videotron Ltee, Company Guarantee, 9.125%, 4/15/2018	163,125
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$225,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	221,625
600,000		Virgin Media, Inc., Company Guarantee, Series 1, 9.50%, 8/15/2016	639,000
		TOTAL	2,933,149
		Media@0018Non-Cable – 7.7%
1,095,251	[1,3,4]	Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	443,577
400,000	[1]	Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	282,000
50,000		Belo (A.H.) Corp., Sr. Note, 8.00%, 11/15/2016	52,000
100,000	[1,2]	Clear Channel Outdoor Holdings, Inc., Sr. Note, Series 144A-A, 9.25%, 12/15/2017	102,500
375,000	[1,2]	Clear Channel Outdoor Holdings, Inc., Sr. Note, Series 144A-B, 9.25%, 12/15/2017	387,188
700,000	[1,2]	FoxCo Acquisitions, LLC, Sr. Note, 13.375%, 7/15/2016	628,250
1,175,000	[3,4]	Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	11,750
200,000	[1,2]	Inmarsat Finance PLC, Company Guarantee, Series 144A, 7.375%, 12/1/2017	206,000
1,125,000		Intelsat Jackson Ltd., Sr. Note, 11.25%, 6/15/2016	1,206,562
2,325,000		Intelsat Jackson Ltd., Sr. Unsecd. Note, 0/9.50%, 2/1/2015	2,412,187
425,000		Interpublic Group Cos., Inc., Sr. Unsecd. Note, 10.00%, 7/15/2017	464,313
75,000		Lamar Media Corp., Company Guarantee, 9.75%, 4/1/2014	81,750
700,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	658,000
425,000		Lamar Media Corp., Sr. Unsecd. Note, Series C, 6.625%, 8/15/2015	399,500
700,000	[1,2]	MDC Corporation Inc., Company Guarantee, Series 144A, 11.00%, 11/1/2016	752,500
1,050,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	887,250
280,593	[1,2]	Nexstar Broadcasting Group, Inc., Company Guarantee, PIK 0.50%/7.00%, 1/15/2014	221,668
225,000		Nexstar Broadcasting Group, Inc., Company Guarantee, 7.00%, 1/15/2014	177,750
275,000		Nielsen Finance LLC/Nielsen Finance Co., Company Guarantee, 0/12.50%, 8/1/2016	250,250
325,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.50%, 5/1/2016	363,594
650,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.625%, 2/1/2014	727,187
350,000	[1,2]	QVC, Inc., Sr. Secd. Note, Series 144A, 7.50%, 10/1/2019	356,125
300,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	302,250
325,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	327,438
633,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	668,606
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$1,200,000	[3,4],5	Readers Digest Association, Inc., Company Guarantee, 9.00%, 2/15/2017	0
1,175,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	1,217,594
763,062	[1,2]	Univision Television Group, Inc., Sr. Note, 10.5%, 3/15/2015	679,125
100,000	[1,2]	Univision Television Group, Inc., Sr. Secd. Note, 12.00%, 7/1/2014	108,750
975,000	[1]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	65,813
550,000	[1,2]	XM Satellite Radio, Inc., Sr. Note, 13.00%, 8/1/2013	605,000
75,000	[1,2]	XM Satellite Radio, Inc., Sr. Secd. Note, 11.25%, 6/15/2013	80,250
		TOTAL	15,126,727
		Metals & Mining – 0.5%
600,000	[3,4]	Aleris International, Inc., Company Guarantee, 9.00%, 12/15/2014	6,060
500,000	[3,4]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	11,875
250,000		Teck Cominco Ltd., Sr. Secd. Note, 10.75%, 5/15/2019	308,750
525,000		Teck Resources Ltd., Sr. Secd. Note, 10.25%, 5/15/2016	628,688
		TOTAL	955,373
		Packaging – 2.1%
500,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	505,000
1,050,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	1,015,875
1,100,000	[1,2]	Crown Americas LLC, Sr. Unsecd. Note, 7.625%, 5/15/2017	1,149,500
475,000	[1,2]	Graham Packaging Co., Sr. Note, Series 144A, 8.25%, 1/1/2017	467,875
100,000		Greif, Inc., Sr. Unsecd. Note, 7.75%, 8/1/2019	103,500
275,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	280,500
675,000	[1,2]	Reynolds Group, Sr. Secd. Note, Series 144A, 7.75%, 10/15/2016	686,812
		TOTAL	4,209,062
		Paper – 1.2%
300,000	[1,2]	Boise Cascade Corp., Company Guarantee, Series 144A, 9.00%, 11/1/2017	310,500
175,000	[1,2]	Cascades, Inc., Sr. Note, 7.875%, 1/15/2020	177,625
150,000	[1,2]	Clearwater Paper Corp., Sr. Unsecd. Note, 10.625%, 6/15/2016	167,250
50,000		Graphic Packaging International Corp., Company Guarantee, 9.50%, 6/15/2017	52,750
975,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	999,375
225,000		NewPage Corp., Sr. Secd. Note, 11.375%, 12/31/2014	216,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$300,000	[1,2]	Rock-Tenn Co., Sr. Note, Series 144A, 9.25%, 3/15/2016	328,500
100,000	[1,2]	Sappi Paper Holding AG, Sr. Secd. Note, 12.00%, 8/1/2014	108,686
		TOTAL	2,360,686
		Restaurants – 1.0%
500,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	525,000
875,000		NPC International, Inc., 9.50%, 5/1/2014	864,063
575,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 2.754%, 3/15/2014	514,625
		TOTAL	1,903,688
		Retailers – 3.8%
618,000		Dollar General Corp., Company Guarantee, 11.875%, 7/15/2017	718,425
900,000		General Nutrition Center, Company Guarantee, 5.178%, 3/15/2014	832,500
225,000		Limited Brands, Inc., Company Guarantee, 8.50%, 6/15/2019	242,156
100,000		Macy's Retail Holdings, Inc., 6.90%, 1/15/2032	89,500
100,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.65%, 7/15/2024	93,000
200,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.90%, 4/1/2029	183,500
150,000		Macy's Retail Holdings, Inc., Company Guarantee, 7.00%, 2/15/2028	139,500
525,000		NBC Acquisition Corp., Sr. Disc. Note, 11.00%, 3/15/2013	409,500
450,000	[1,2]	Nebraska Book Co., Inc., Sr. Secd. Note, Series 144A, 10.00%, 12/1/2011	459,000
675,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	610,875
200,000		Penney (J.C.) Co., Inc., Sr. Unsecd. Note, 7.40%, 4/1/2037	198,500
825,000		Sally Beauty Holdings, Inc., 10.50%, 11/15/2016	893,063
1,375,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	1,378,437
850,000	[1,2]	Toys 'R' Us, Inc., Sr. Unsecd. Note, Series 144A, 10.75%, 7/15/2017	937,125
375,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	359,531
		TOTAL	7,544,612
		Services – 1.7%
875,000		Ceridian Corp., Sr. Unsecd. Note, 11.25%, 11/15/2015	842,187
24,000		KAR Holdings, Inc., 10.00%, 5/1/2015	25,140
1,250,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	1,259,375
1,150,000		West Corp., Sr. Note, 9.50%, 10/15/2014	1,147,125
		TOTAL	3,273,827
		Technology – 6.3%
1,075,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	1,033,344
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$200,000	[1,2]	Advanced Micro Devices, Inc., Sr. Unsecd. Note, Series 144A, 8.125%, 12/15/2017	203,500
1,075,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, 12.50%, 10/1/2015	1,123,375
625,000		First Data Corp., Company Guarantee, 9.875%, 9/24/2015	543,750
100,000		Freescale Semiconductor, Inc., Company Guarantee, 9.125%, 12/15/2014	86,750
900,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	803,250
725,000	[1,2]	GXS Worldwide Inc., Sr. Secd. Note, Series 144A, 9.75%, 6/15/2015	692,375
225,000	[1,2]	JDA Software Group, Inc., Sr. Note, 8.00%, 12/15/2014	232,875
50,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	42,250
925,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	892,625
950,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	1,002,250
825,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	827,062
422,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 5.751%, 4/1/2012	400,373
750,000	[1,2]	Stream Global Services, Inc., Sr. Secd. Note, Series 144A, 11.25%, 10/1/2014	769,688
900,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	925,875
1,100,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	1,146,750
775,000	[1,2]	Terremark Worldwide, Inc., Sr. Unsecd. Note, 12.00%, 6/15/2017	854,437
300,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	327,000
475,000	[1,2]	Viasystems, Inc., Sr. Secd. Note, Series 144A, 12.00%, 1/15/2015	508,250
		TOTAL	12,415,779
		Transportation – 1.4%
875,000	[1,2]	CEVA Group PLC, Sr. Note, 10.00%, 9/1/2014	879,375
50,000	[1,2]	CEVA Group PLC, Sr. Secd. Note, Series 144A, 11.625%, 10/1/2016	51,750
550,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	561,000
525,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	546,000
300,000		Kansas City Southern Railway Company, 8.00%, 6/1/2015	309,000
325,000		Stena AB, Sr. Note, 7.00%, 12/1/2016	304,281
100,000		Teekay Shipping Corp., Sr. Note, 8.50%, 1/15/2020	102,000
		TOTAL	2,753,406
		Utility@0018Electric – 2.4%
725,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	572,750
925,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	744,625
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$225,000		Energy Future Holdings Corp., Company Guarantee, Series WI, 10.875%, 11/1/2017	171,563
75,000	[1,2]	Energy Future Holdings Corp., Sr. Secd. Note, 10.00%, 1/15/2020	76,875
285,792	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	266,665
525,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	517,781
650,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	642,687
625,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	633,652
850,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, Series WI, 10.25%, 11/1/2015	639,540
625,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, Series WI-B, 10.25%, 11/1/2015	470,313
		TOTAL	4,736,451
		Utility@0018Natural Gas – 3.4%
800,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	806,000
375,000	[1,2]	Crosstex Energy, Inc., Sr. Note, Series 144A, 8.875%, 2/15/2018	382,500
1,425,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	1,346,625
200,000		Inergy LP, Company Guarantee, 8.75%, 3/1/2015	206,500
1,050,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	1,029,000
350,000		MarkWest Energy Partners LP, Company Guarantee, 6.875%, 11/1/2014	339,500
575,000		MarkWest Energy Partners LP, Sr. Note, Series B, 8.75%, 4/15/2018	585,062
650,000	[1,2]	Niska Gas Storage US, LLC, Sr. Unsecd. Note, Series 144A, 8.875%, 3/15/2018	650,000
552,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	569,940
250,000	[1,2]	Regency Energy Partners LP, Sr. Unsecd. Note, 9.375%, 6/1/2016	265,000
575,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	572,125
		TOTAL	6,752,252
		Wireless Communications – 3.9%
350,000	[1,2]	Digicel Ltd., Sr. Note, 12.00%, 4/1/2014	392,000
350,000	[1,2]	Digicel Ltd., Sr. Note, 8.875%, 1/15/2015	336,000
701,734	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	680,682
400,000	[1,2]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	382,000
1,225,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	1,228,062
50,000		MetroPCS Wireless, Inc., Sr. Unsecd. Note, 9.25%, 11/1/2014	50,125
300,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	278,250
1,400,000		Nextel Communications, Inc., Sr. Note, Series E, 6.875%, 10/31/2013	1,351,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$150,000	[1,2]	SBA Communications, Corp., Company Guarantee, 8.00%, 8/15/2016	156,750
150,000	[1,2]	SBA Communications, Corp., Company Guarantee, 8.25%, 8/15/2019	158,250
1,225,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	1,081,063
450,000		Sprint Nextel Corp., Sr. Unsecd. Note, 8.375%, 8/15/2017	437,625
900,000		Sprint Nextel Corp., Unsecd. Note, 6.00%, 12/1/2016	783,000
375,000	[1,2]	Wind Acquisition Finance SA, Sr. Note, 11.75%, 7/15/2017	403,125
		TOTAL	7,717,932
		Wireline Communications – 0.3%
550,000	[1,2]	Sorenson Communications, Inc., Sr. Secd. Note, Series 144A, 10.50%, 2/1/2015	503,938
		TOTAL CORPORATE BONDS (IDENTIFIED COST $168,837,489)	164,632,418
		COMMON STOCKS – 9.4%
		Building Materials – 0.1%
2,665	[3]	Nortek Holdings, Inc.	99,938
		Chemicals – 0.4%
25,700		Koppers Holdings, Inc.	714,460
		Consumer Products – 0.2%
22,860	[3]	School Specialty, Inc.	488,061
		Entertainment – 0.5%
30,055		Cinemark Holdings, Inc.	484,186
31,000		Regal Entertainment Group	463,140
		TOTAL	947,326
		Food & Beverage – 0.7%
73,375		Del Monte Foods Co.	859,955
111,000	[3]	Reddy Ice Group, Inc.	602,730
		TOTAL	1,462,685
		Gaming – 1.3%
51,510		Ameristar Casinos, Inc.	777,286
122,750	[3]	Global Cash Access LLC	919,397
115,970	[3]	Great Canadian Gaming Corp.	804,582
		TOTAL	2,501,265
		Industrial@0018Other – 0.7%
35,500	[3]	General Cable Corp.	867,265
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
7,600		SPX Corp.	452,124
		TOTAL	1,319,389
		Media@0018Cable – 0.4%
22,075	[3]	Viacom, Inc., Class A	696,466
		Media@0018Non-Cable – 1.2%
11,427	[3]	Dex One Corp.	340,509
124,800	[3]	Interpublic Group Cos., Inc.	936,000
108,064	[3]	MDC Partners, Inc.	1,009,318
927	[3]	SuperMedia, Inc.	38,942
		TOTAL	2,324,769
		Metals & Mining – 0.0%
138,395	[1,3,5]	Royal Oak Mines, Inc.	3,091
		Multiline Retail – 0.5%
49,475		Macy's, Inc.	947,446
		Other – 0.0%
469	[1,3,5]	CVC Claims Litigation LLC	0
		Packaging – 0.5%
8,100		Ball Corp.	437,724
21,725	[3]	Owens-Illinois, Inc.	643,929
		TOTAL	1,081,653
		Paper – 1.7%
88,900		Cascades, Inc.	692,815
19,210	[3]	Clearwater Paper Corp.	927,075
302,290	[3]	Graphic Packaging Holding Co.	1,051,969
18,235		Rock-Tenn Co.	762,952
		TOTAL	3,434,811
		Technology – 0.8%
32,525	[3]	JDA Software Group, Inc.	920,458
118,070	[3]	Smart Modular Technologies (WWH), Inc.	755,648
		TOTAL	1,676,106
		Transportation – 0.2%
49,675	[3]	Hertz Global Holdings, Inc.	466,945
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		Utility@0018Electric – 0.2%
19,500	[3]	NRG Energy, Inc.	425,880
		TOTAL COMMON STOCKS (IDENTIFIED COST $22,295,242)	18,590,291
		WARRANTS – 0.0%
		Media@0018Non-Cable – 0.0%
2,200	[3]	Sirius XM Radio Inc., Warrants (INDENTIFIED COST $444,400)	1,716
		PREFERRED STOCK – 0.3%
		Finance@0018Commercial – 0.3%
712	[1,2]	GMAC, Inc., Pfd., Series 144A (INDENTIFIED COST $217,880)	503,985
		EXCHANGE-TRADED FUNDS – 1.1%
		Financial Services – 1.1%
25,975		iShares MSCI EAFE Index Fund	1,366,804
13,530		iShares Russell 1000 Growth Fund	666,623
1,335		iShares Russell 2000 Index Fund	83,838
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $2,597,685)	2,117,265
		MUTUAL FUNDS – 4.7%;6
64,572		Federated InterContinental Fund, Institutional Shares	2,635,834
438,493		Federated Max-Cap Index Fund, Institutional Shares	5,253,150
1,378,025	[7]	Prime Value Obligations Fund, Institutional Shares, 0.14%	1,378,025
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $12,621,278)	9,267,009
		TOTAL INVESTMENTS — 99.1% (IDENTIFIED COST $207,013,974)[8]	195,112,684
		OTHER ASSETS AND LIABILITIES - NET — 0.9%[9]	1,808,779
		TOTAL NET ASSETS-100%	$196,921,463
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At February 28, 2010, these restricted securities amounted to $48,378,526, which represented 24.6% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At February 28, 2010, these liquid restricted securities amounted to $46,453,276, which represented 23.6% of total net assets.
3	Non-income producing security.
4	Issuer in default.
Annual Shareholder Report

5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
6	Affiliated companies.
7	7-Day net yield.
8	The cost of investments for federal tax purposes amounts to $218,397,794.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Note: The categories of investments are shown as a percentage of total net assets at February 28, 2010.
  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
  The following is a summary of the inputs used, as of February 28, 2010, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$ —	$164,632,418	$ —	$164,632,418
Equity Securities:
Domestic	15,980,547	603,923	—	16,584,470
International	2,506,715	—	3,091	2,509,806
Warrants	1,716	—	—	1,716
Exchange-Traded Funds	2,117,265	—	—	2,117,265
Mutual Funds	9,267,009	—	—	9,267,009
TOTAL SECURITIES	$29,873,252	$165,236,341	$3,091	$195,112,684
Annual Shareholder Report

  Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investments in Corporate Bond Securities	Investments in Equity — International Securities
Balance as of March 1, 2009	$19,073	$2,556
Change in unrealized depreciation	10,352,110	535
Net purchases (sales)	(51,786)	—
Transfer in and/or out of Level 3	135,750	—
Realized loss	(10,455,147)	—
Balance as of February 28, 2010	$ —	$3,091
The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to investments still held at February 28, 2010.	$18,607	$535
  The following acronym is used throughout this portfolio:
  PIK — Payment in Kind
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities

February 28, 2010

Assets:
Total investments in securities, at value including $9,267,009 of investments in affiliated issuers (Note 5) (identified cost $207,013,974)		$195,112,684
Cash		1,641,464
Income receivable		3,696,478
Receivable for investments sold		675,328
Receivable for shares sold		171,012
TOTAL ASSETS		201,296,966
Liabilities:
Payable for investments purchased	$3,480,617
Payable for shares redeemed	627,581
Income distribution payable	173,178
Payable for Directors'/Trustees' fees	562
Payable for shareholder services fee (Note 5)	47,481
Accrued expenses	46,084
TOTAL LIABILITIES		4,375,503
Net assets for 36,018,795 shares outstanding		$196,921,463
Net Assets Consist of:
Paid-in capital		$388,105,664
Net unrealized depreciation of investments		(11,901,290)
Accumulated net realized loss on investments, options, foreign currency transactions and swap contracts		(179,729,094)
Undistributed net investment income		446,183
TOTAL NET ASSETS		$196,921,463
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value and offering price per share ($196,921,463 ÷ 36,018,795 shares outstanding), no par value, unlimited shares authorized		$5.47
Redemption proceeds per share (98.00/100 of $5.47)		$5.36
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations

Year Ended February 28, 2010

Investment Income:
Dividends (including $126,854 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $1,621)			$339,057
Interest			15,881,066
TOTAL INCOME			16,220,123
Expenses:
Investment adviser fee (Note 5)		$1,308,738
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		13,966
Transfer and dividend disbursing agent fees and expenses		127,558
Directors'/Trustees' fees		10,100
Auditing fees		26,000
Legal fees		6,853
Portfolio accounting fees		76,987
Shareholder services fee (Note 5)		405,155
Account administration fee		13,950
Share registration costs		35,750
Printing and postage		32,753
Insurance premiums		4,066
Miscellaneous		13,786
TOTAL EXPENSES		2,225,662
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(472,400)
Waiver of administrative personnel and services fee	(17,207)
TOTAL WAIVERS AND REIMBURSEMENT		(489,607)
Net expenses			1,736,055
Net investment income			14,484,068
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $66,409 on sales of investments in affiliated issuers (Note 5))			(19,076,419)
Realized gain distribution from affiliated investment company shares			225,255
Net change in unrealized depreciation of investments			75,354,967
Net realized and unrealized gain on investments and foreign currency transactions			56,503,803
Change in net assets resulting from operations			$70,987,871
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended February 28	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,484,068	$15,295,735
Net realized loss on investments and foreign currency transactions	(18,851,164)	(5,344,118)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	75,354,967	(53,569,050)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	70,987,871	(43,617,433)
Distributions to Shareholders:
Distributions from net investment income	(13,976,738)	(15,600,602)
Share Transactions:
Proceeds from sale of shares	49,227,119	29,409,690
Net asset value of shares issued to shareholders in payment of distributions declared	11,860,248	12,798,435
Cost of shares redeemed	(48,090,242)	(63,520,486)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	12,997,125	(21,312,361)
Redemption fees	58,701	114,642
Change in net assets	70,066,959	(80,415,754)
Net Assets:
Beginning of period	126,854,504	207,270,258
End of period (including undistributed net investment income of $446,183 and $42,560, respectively)	$196,921,463	$126,854,504
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements

February 28, 2010

1. ORGANIZATION

Federated High Yield Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities. The Fund's portfolio of investments consists primarily of lower-rated corporate debt obligations. These lower-rated obligations may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. These lower-rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principle payments (i.e. the obligations are subject to the risk of default). The Fund offers one class of shares: Institutional Service Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of Annual Shareholder Report the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

Annual Shareholder Report

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended February 28, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of February 28, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Annual Shareholder Report

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At February 28, 2010, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid Annual Shareholder Report under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at February 28, 2010, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value
Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	3/21/2005 - 2/15/2008	$1,068,021	$443,577
Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	2/6/2004	$400,000	$282,000
Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	4/19/2006 - 4/11/2007	$963,686	$1,126,125
CVC Claims Litigation LLC	3/26/1997 - 8/19/1997	$4,646,903	$0
Hard Rock Park Operations LLC, Sr. Secd. Note, 1.00%, 4/1/2012	3/23/2006	$641,893	$0
Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	11/5/2004 - 1/3/2008	$879,313	$4,644
Royal Oak Mines, Inc.	2/24/1999	$15,376	$3,091
WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	4/11/2008	$706,875	$65,813

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended February 28	2010	2009
Shares sold	10,224,489	6,292,230
Shares issued to shareholders in payment of distributions declared	2,416,095	2,731,437
Shares redeemed	(9,593,589)	(13,338,934)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	3,046,995	(4,315,267)

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. The redemption fees for Fund's Shares amounted to $58,701 and $114,642, for the years ended February 28, 2010 and February 28, 2009, respectively.

Annual Shareholder Report

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for defaulted securities, expired capital loss carryforwards and discount accretion/premium amortization on debt securities.

For the year ended February 28, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(92,987,667)	$(103,707)	$93,091,374

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 28, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$13,976,738	$15,600,602

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$500,273
Net unrealized depreciation	$(23,285,110)
Capital loss carryforwards and deferrals	$(168,399,364)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and interest for defaulted bonds.

At February 28, 2010, the cost of investments for federal tax purposes was $218,397,794. The net unrealized depreciation of investments for federal tax purposes was $23,285,110. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,723,476 and net unrealized depreciation from investments for those securities having an excess of cost over value of $34,008,586.

Annual Shareholder Report

At February 28, 2010, the Fund had a capital loss carryforward of $163,495,659 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:
Expiration Year	Expiration Amount
2011	$94,995,842
2012	$36,932,748
2014	$4,449,545
2015	$3,020,106
2016	$4,060,589
2017	$7,603,250
2018	$12,433,579

Capital loss carryforwards of $92,960,310 expired during the year ended February 28, 2010.

Under current tax regulations, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, for federal income tax purposes, post October losses of $4,898,370 for securities transactions and $5,335 for foreign currency losses were deferred to March 1, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2010, the Adviser voluntarily waived $450,674 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Annual Shareholder Report

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2010, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $17,207 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $1,606 of Service Fees for the year ended February 28, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended February 28, 2010, FSSC received $22,884 of fees paid by the Fund.

Interfund Transactions

During the year ended February 28, 2010, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $326,750 and $76,219, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.99% (the “Fee Limit”), through the later of (the “Termination Date”): (a) April 30, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended February 28, 2010, the Adviser reimbursed $21,726. Transactions with affiliated companies during the year ended February 28, 2010, were as follows:

Affiliates	Balance of Shares Held 2/28/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 2/28/2010	Value	Dividend Income
Federated Inter- Continental Fund, Institutional Shares	25,606	38,966	—	64,572	$2,635,834	$55,861
Prime Value Obligations Fund, Institutional Shares	1,394,320	43,154,497	43,170,792	1,378,025	1,378,025	8,348
Federated Max- Cap Index Fund, Institutional Shares	236,776	227,457	25,740	438,493	5,253,150	62,645
TOTAL OF AFFILIATED TRANSACTIONS	1,656,702	43,420,920	43,196,532	1,881,090	$9,267,009	$126,854

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended February 28, 2010, were as follows:

Purchases	$78,482,354
Sales	$63,573,653

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of February 28, 2010, there were no outstanding loans. During the year ended February 28, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of February 28, 2010, there were no outstanding loans. During the year ended February 28, 2010, the program was not utilized.

Annual Shareholder Report

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving another Federated Fund. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though, the other Federated Fund noted above could potentially receive a recovery in the action alleging excessive advisory fees). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended February 28, 2010, 2.17% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended February 28, 2010, 1.56% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS and board of trustees OF Federated High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Federated High Yield Trust (the “Fund”), including the portfolio of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Yield Trust at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 21, 2010

Annual Shareholder Report

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised one portfolio, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: April 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

Interested Trustees Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 TRUSTEE Began serving: April 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: April 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: April 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Mark E. Durbiano has been the Fund's Portfolio Manager since August 1984. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract - May 2009

Federated High Yield Trust (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314197104

30221 (4/10)

Federated is a registered mark of Federated Investors, Inc.
2010 Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)                      Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $27,600

Fiscal year ended 2009 - $27,600

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $31

Fiscal year ended 2009 - $0

Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $21,310 and $8,262 respectively.  Fiscal year ended 2010- Service fee for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year ended 2009- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2010 - $367,081

Fiscal year ended 2009 - $130,816

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated High Yield Trust

By	/S/ _Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	April 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	April 21, 2010

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	April 21, 2010